Amendment No. 4 to Building F and Amenities Building H Lease

AMENDMENT NO. 4 TO LEASE
This AMENDMENT NO. 4 TO LEASE (“Amendment”) is dated as of June 22, 2017 (the “Amendment Date”), by and between SANTA CLARA EFH LLC, a Delaware limited liability company (“Landlord”) and PALO ALTO NETWORKS, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Santa Clara Property Owner I LLC (Landlord’s predecessor in interest) and Tenant entered into that certain Lease dated as of May 28, 2015, as amended by Amendment No. 1 to Lease dated November 9, 2015, as further amended by that certain Amendment No. 2 to Lease dated September 16, 2016, and as further amended by that certain Amendment No. 3 to Lease dated November 16, 2016 (all of the foregoing documents being defined herein collectively as the “Lease”) for premises containing 340,923 rentable square feet of floor area, consisting of the entirety of the two (2) buildings located in the City of Santa Clara, County of Santa Clara, State of California and defined in such Lease as “Building F” and “Amenities Building H,” all as more particularly described in the Lease;
B.    Landlord and Tenant now desire to amend the Lease on the terms and conditions set forth herein.
AGREEMENT
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:
1.Definitions. All capitalized terms used in this Amendment but not otherwise defined shall have the meanings assigned to them in the Lease.
2.Substantial Completion. Landlord has timely delivered possession of the Leased Premises to Tenant “Substantially Complete,” as defined in and required by Paragraph 2(c) of the Lease.
3.Performance of Tenant Improvement Work; Acceptance Of Possession. Paragraph 2.5 of the Lease is hereby amended by adding the following sentence at the end thereof: “Tenant agrees to occupy the Leased Premises for the conduct of Tenant’s business within thirty (30) days after the Lease Commencement Date, subject to delays due to Force Majeure.”
4.Condition Precedent To Lease Amendment. This Amendment and Landlord’s and Tenant’s obligations hereunder are subject to the receipt by Landlord, no later than fifteen (15) business days after the date hereof, of the Lender’s Consent, as hereinafter defined. Landlord hereby agrees to use diligent efforts to obtain the Lender’s Consent by such date; however, if Landlord does not receive the Lender’s Consent by such date, this Amendment may be terminated, at Landlord’s or Tenant’s option, by written notice delivered to the other party within five (5) business days after the expiration of such fifteen (15) business day period, and, upon delivery of such notice, this Amendment shall be deemed terminated and of no further force or effect, and neither party shall have any further rights, obligations, or liabilities hereunder. As used herein, the term “Lender’s Consent” means a written consent to this Amendment, in form reasonably satisfactory to Landlord and Tenant, executed by the holder of the promissory note secured by any deed of trust encumbering the fee interest in the real property of which the Leased Premises are a part.
5.Ratification. The Lease, as amended by this Amendment, is hereby ratified by Landlord and Tenant and Landlord and Tenant hereby agree that the Lease, as so amended, shall continue in full force and effect.

Amendment No. 4 to Building F and Amenities Building H Lease

6.Miscellaneous.
6.1    Voluntary Agreement. The parties have read this Amendment and the mutual releases contained in it, and on the advice of counsel they have freely and voluntarily entered into this Amendment.
6.2    Attorney’s Fees. If either party commences an action against the other party arising out of or in connection with this Amendment, the prevailing party shall be entitled to recover from the non-prevailing party, reasonable attorney’s fees and costs of suit.
6.3    Successors. This Amendment shall be binding on and inure to the benefit of the parties and their successors.
6.4    Counterparts. This Amendment may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Amendment shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.
[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

Amendment No. 4 to Building F and Amenities Building H Lease

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

TENANT: PALO ALTO NETWORKS, INC., a Delaware corporation
By:	/s/ STEFFAN TOMLINSON
Steffan Tomlinson, Chief Financial Officer

LANDLORD: Santa Clara EFH LLC, a Delaware limited liability company
By:    Santa Clara EFH REIT LLC,
a Delaware limited liability company,
its Sole Member

By:     Santa Clara Campus Property Owner I LLC,
a Delaware limited liability company,
its Manager

By:    Santa Clara Phase III REIT LLC,
a Delaware limited liability company,
its Sole Member

By:    Santa Clara Campus Partners LLC,
a Delaware limited liability company,
its Manager

By:    Menlo Equities Development Company IX LLC,
a California limited liability company,
its Manager

By:    Menlo Equities V LLC,
a California limited liability company,
its Manager

By:    Menlo Legacy Holdings, L.P.,
a California limited partnership,
its Managing Member

	By:	/s/ HENRY D. BULLOCK
Henry D. Bullock, President

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